UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): October 11, 2005


                                 FANTATECH INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


            Delaware                    0-24374                  62-1690722
----------------------------    -----------------------    ---------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


Suite 1A, 18/F, Tower 1, China Hong Kong City
33 Canton Road, Tsimshatsui, Kowloon, Hong Kong                Not applicable
-----------------------------------------------               ----------------
(Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                (852) 2577 3020
          -------------------------------------------------------------




          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


On October 10, 2005, Fantatech, Inc.'s (the "Company") indirect wholly-owned subsidiary, Shenzhen Digitainment Co., Ltd. ("SDCL") entered into a design contract (the "Contract") with Wuhu City Huaqiang Tour City Development Co., Ltd. ("Wuhu Huaqiang"). Pursuant to the Contract, SDCL has been engaged to perform the project design for a theme park being developed by Wuhu Huaqiang in the City of Wuhu, Anhui Province, China. The design fee is RMB 11 million (approximately $1,356,000). An initial 30% down payment is payable on October 17, 2005, with the balance payable upon the completion of certain design progress milestones. The design project is scheduled to be completed by December 15, 2005.

Wuhu Huaqiang is a joint venture company incorporated in the City of Wuhu. Shenzhen Huaqiang Holdings Ltd. ("SHQ") owns a controlling interest in Wuhu Huaqiang. The Chairman and the President of SHQ are also the Company's Chairman and Chief Executive Officer, respectively.


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
ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.


(c)            Exhibits:

               A list of exhibits required to be filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits, and is incorporated herein by reference.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   FANTATECH INC.
                                               -----------------------
                                                    (Registrant)




Dated:  October 11, 2005                    By: /s/ GUANGWEI LIANG
                                               -----------------------
                                                   Guangwei Liang
                                               Chief Executive Officer


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
                                INDEX TO EXHIBITS



Exhibit
Number         Description
-------        -----------

99 Design Contract by and between Shenzhen Digitainment Co., Ltd. and Wuhu City Huaqiang Tour City Development Co., Ltd., dated October 10, 2005


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